EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Hirsch International Corp. (the "Company") on Form 10-K for the fiscal year ended January 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Gallagher, Chairman and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Paul Gallagher
                                                ------------------
                                                Paul Gallagher, President,
                                                Chief Executive Officer and
                                                Chief Operating Officer


April 29, 2005

         This certification is made solely for the purposes of 18 U.S.C. Section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.